UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 24, 2023

CATALYST PHARMACEUTICALS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-33057	76-0837053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

355 Alhambra Circle Suite 801 Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 420-3200

Not Applicable

Former Name or Former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Exchange on Which Registered	Ticker Symbol
Common Stock, par value $0.001 per share	NASDAQ Capital Market	CPRX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

On January 24, 2023, Catalyst Pharmaceuticals, Inc. (the “Company”) completed its previously announced purchase of the U.S. Rights for FYCOMPA® (perampanel) CIII from Eisai Co., Ltd. (“Eisai”) pursuant to the terms of that certain Asset Purchase Agreement (the “Purchase Agreement”) between the Company and Eisai. Under the terms of the Purchase Agreement, the Company paid an upfront payment to Eisai of $160 million.

Also at the closing of the asset purchase, the parties entered into two related agreements: (i) a short term Transition Services Agreement (the “Transition Services Agreement”) and (ii) a longer term Supply Agreement (the “Supply Agreement”). Under the Transition Services Agreement, a U.S. subsidiary of Eisai will provide commercial and manufacturing services to the Company for a period of 180 days following the closing of the asset purchase (or such longer period as is set forth in the Transition Services Agreement), for which it will be paid service and other amounts in return for such services, all as more particularly set forth in the Transition Services Agreement. Further, under the Supply Agreement, Eisai will manufacture FYCOMPA® for the Company for a period of seven years (or such longer period as is set forth in the Supply Agreement) following the closing of the asset purchase in return for a purchase price for the product determined under the terms of the Supply Agreement.

Pursuant to Rule 3-05(b)(4)(i)(B) promulgated under Regulation S-X, the Company will file financial statements related to the asset purchase transaction no later than 74 days after January 24, 2023, the date of consummation of the asset purchase transaction.

The foregoing descriptions of the Purchase Agreement, the Transition Services Agreement, and the Supply Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which were attached as Exhibit 2.1, Exhibit 10.1, and Exhibit 10.2, respectively, to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 22, 2022.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including any statements containing the words “believes,” expects,” “anticipates,” “plans,” “estimates,” and similar expressions, are forward-looking statements. These forward-looking statements are based on the Company’s current intentions, beliefs and expectations regarding future events. The Company cannot guarantee that any forward-looking statement will be accurate. The reader should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from expectations. The reader is, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this Form 8-K, and, except as required by law, the Company does not undertake to update any forward-looking statement to reflect new information, events or circumstances.

Item 8.01	Other Events

On January 25, 2023, the Company issued a press release announcing the closing of the Purchase Agreement and related transactions. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

2.1	Asset Purchase Agreement by and between Eisai and the Company, dated as of December 17, 2022 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 22, 2022).

10.1	Form of Transition Services Agreement between Eisai, Inc., a subsidiary of Eisai, and the Company (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 22, 2022).

10.2	Form of Supply Agreement between Eisai and the Company (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on December 22, 2022).

99.1	Press release issued by the Company on January 25, 2023

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Catalyst Pharmaceuticals, Inc.

By:	/s/ Alicia Grande
Alicia Grande
Vice President, Treasurer and CFO

Dated: January 30, 2023

4